THIRD AMENDMENT TO FUND SERVICES AGREEMENT

THIS THIRD AMENDMENT TO FUND SERVICES AGREEMENT (this Amendment) is effective as of May 1, 2021, and is made by and between Gemini Fund Services, LLC, a Nebraska limited liability company (“GFS”), and Advisors Preferred Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, GFS and the Trust are parties to that certain Fund Services Agreement dated January 1, 2018, as amended (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

1.	Amendments.

(a)               Section 12(a) to the Agreement hereby is deleted in its entirety and replaced with the following, as the same may be amended from time to time:

(a)	Term. This Agreement shall remain in effect until April 30, 2023, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.

(b)               Appendix IV-1 to the Agreement hereby is deleted in its entirety and replaced with the Appendix IV-1 attached hereto.

(c)               Appendix IV-2 to the Agreement hereby is deleted in its entirety and replaced with the Appendix IV-2 attached hereto.

(d)               Appendix IV-4 to the Agreement hereby is deleted in its entirety and replaced with the Appendix IV-4 attached hereto.

(e)               Appendix IV-5 to the Agreement hereby is deleted in its entirety and replaced with the Appendix IV-5 attached hereto.

(f)                Appendix IV-6 to the Agreement hereby is deleted in its entirety and replaced with the Appendix IV-6 attached hereto.

2.	Miscellaneous.

(a)               In further consideration of this Amendment, Gemini agrees that for the term of the Agreement, it will take no action, and will prevent its officers, employees, and affiliates from taking any action, with respect to any sub-adviser engaged by the Adviser to perform sub-advisory services with respect to any Fund(s) (collectively, the “Sub-advisers” and each a “Sub-adviser”), to facilitate any move by a Sub-adviser to discontinue its sub-advisory relationship with the Adviser, including, without limitation, any action that would facilitate a Sub-adviser’s efforts to serve as the sponsor or adviser to any existing or newly formed series of any series trust for which Gemini or any affiliate of Gemini serves as administrator. Notwithstanding the foregoing, however, neither Gemini nor any officer, employee, or affiliate of Gemini will be prohibited from providing services to any fund(s) for which a Sub-adviser serves as sponsor or adviser, provided, that Gemini has first obtained (on its own behalf and/or on behalf of any of its officers, employees, or affiliates), the prior written consent of Adviser; such consent not to be unreasonably withheld.

(b)               Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

(c)	Except as hereby amended, the Agreement shall remain in full force and effect.

(d)               This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed by its duly authorized officer as of the date and year first above written.

ADVISORS PREFERRED TRUST By: /s/ Catherine Ayers-Rigsby President	GEMINI FUND SERVICES, LLC By: /s/ Kevin Wolf Executive Vice President

2

APPENDIX IV-1

LIST OF FUNDS

SERVICES & FEES

This Appendix IV-1 is part of the Fund Services Agreement (the “Agreement”), dated January 1, 2018, as amended, between Advisors Preferred Trust (the “Trust”) and Gemini Fund Services, LLC (“GFS”). Set forth below are the Services elected by the Fund(s) identified on this Appendix IV-1 along with the associated Fees. Capitalized terms used herein that are not otherwise defined shall have meanings ascribed to them in the Agreement.

COVERED FUNDS

The Funds to be covered under this Agreement (the “Funds”) include:

Fund Name	Board Approval Date
OnTrack Core Fund	November 27, 2012

Funds with the same investment adviser and sub-adviser are collectively referred to as a “Fund Family.”

SELECTED SERVICES and FEES

FEE SCHEDULE OMITTED

Signature Page Follows

Appendix IV-1 | Page 1

IN WITNESS WHEREOF, the parties hereto have executed this Appendix IV-1 to the Fund Services Agreement effective as of May 1, 2021.

ADVISORS PREFERRED TRUST GEMINI FUND SERVICES, LLC

ADVISORS PREFERRED TRUST	GEMINI FUND SERVICES, LLC

By: /s/	By: /s/
Catherine Ayers-Rigsby	Kevin Wolf
President	Executive Vice President

The undersigned investment adviser (the “Adviser”) hereby acknowledges and agrees to the terms of the Agreement. The Adviser also agrees, as does Gemini Fund Services, LLC (“GFS”), to the following non- solicitation provision, for purposes of which the Adviser and GFS shall each be referred to as the “Company” and collectively as the “Companies”:

(1)   the Companies expend substantial time and money, on an ongoing basis, to recruit and train their respective employees; (2) both Companies operate in a highly competitive marketplace and market their services throughout the United States, and (3) if either Company were to hire any employee of the other Company, the Company whose employee was so hired may suffer lost sales and other opportunities and would incur substantial expense in hiring and training replacement(s) for that employee. Accordingly, each Company agrees that it, including its respective affiliates and subsidiaries, shall not solicit, attempt to induce or otherwise hire an employee of the other Company for so long as this Agreement is in effect and for a period of two (2) years after termination of this Agreement, unless expressly agreed upon in writing by both Companies. In the event that this provision is breached by either Company, the breaching Company hereby agrees to pay damages to the non-breaching Company in the amount of two times the current annual salary of such employee or former employee. For purposes of this provision, “hire” means to employ as an employee or to engage as an independent contractor, whether on a full-time, part-time or temporary basis.

Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850 By:/s/ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer	Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 By: /s/ Name: Kevin Wolf Title: Executive Vice President
Appendix IV-1 | Page 2

SHAREHOLDER DESKTOP WEB PACKAGE

Proprietary Secure Web-Based Direct Interface With Transfer Agent Data

Supports Five Levels of Access

Fund Administrator

Broker/Dealer

Broker/Dealer Branch

Registered Representative

Shareholder

Customizable Look And Feel (Logo And Color Scheme)

Account Inquiry

Portfolio Summary

Account Position

Transaction History

General Account Information

Online Transactions (Must have this reflected in the prospectus to offer this functionality)

Exchanges

Purchases

Redemptions

Prospectus and SAI Access

Account Maintenance

Change of Shareholder Information

o	Address
o	Phone Number
o	Email Address

Online Statement Access

Quarterly Statements and Confirms

Electronic Delivery (Should have this reflected in the prospectus and application to offer this functionality)

o	Statements
o	Confirms
o	Regulatory Mailings
Appendix IV-1 | Page 3

SHAREHOLDER DESKTOP ONLINE NEW ACCOUNTS

Allows clients the ability to set up a new account online if they provide valid ACH information and agree to all disclaimers and agreements on site.

E-Signature capability

FUND DATA WEB PACKAGE

Performance Web Page

•	Comprehensive performance report hosted by GFS
o	Fund performance updated nightly
o	Up to 20 indexes available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel
o	Growth of $10,000 graph available

Holdings web page

•	Fund holding updated periodically to meet fund disclosure rules hosted by GFS
o	Fund holding updated periodically to meet fund disclosure rules
o	Top ten report available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Historical NAV web page

•	Provides historical NAV information for a specified period of time and for a specified fund
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Fulfillment web page

•	Provides an online request form for shareholders who wish to request a hard copy of the fulfillment material mailed to them
o	Request is automatically routed online to the Shareholder Services Team at GFS for processing
o	Reporting of Fulfillment requests made online or via phone available via GFS Reporting Services Tool.

GFS reporting utilizes the next generation secure web-based report delivery vehicle which allows for direct request or subscription based delivery reports available in multiple formats (PDF, Excel, XML, CSV)

Appendix IV-1 | Page 4

APPENDIX IV-2

LIST OF FUNDS

SERVICES & FEES

This Appendix IV-2 is part of the Fund Services Agreement (the “Agreement”), dated January 1, 2018, as amended, between Advisors Preferred Trust (the “Trust”) and Gemini Fund Services, LLC (“GFS”). Set forth below are the Services elected by the Fund(s) identified on this Appendix IV-2 along with the associated Fees. Capitalized terms used herein that are not otherwise defined shall have meanings ascribed to them in the Agreement.

COVERED FUNDS

The Funds to be covered under this Agreement (the “Funds”) include:

Fund Name	Board Approval Date
The Gold Bullion Strategy Fund	April 9, 2013
The Gold Bullion Strategy Portfolio	April 9, 2013
Quantified Managed Income Fund	August 1, 2013
Quantified All-Cap Equity Fund	August 1, 2013
Quantified Market Leaders Fund	August 1, 2013
Quantified Alternative Investment Fund	August 1, 2013
Quantified STF Fund	August 18, 2015
Quantified Evolution Plus Fund	August 1, 2019
Quantified Tactical Fixed Income Fund	August 1, 2019
Quantified Common Ground Fund	August 1, 2019
Quantified Pattern Recognition Fund	August 1, 2019
Quantified Rising Dividend Tactical Fund	February 23, 2021
Quantified Tactical Sectors Fund	February 23, 2021
Quantified Government Income Tactical Fund	February 23, 2021

Funds with the same investment adviser and sub-adviser are collectively referred to as a “Fund Family.”

SELECTED SERVICES and FEES

FEE SCHEDULES OMITTED

Signature Page Follows

Appendix IV-2 | Page 1

IN WITNESS WHEREOF, the parties hereto have executed this Appendix IV-2 to the Fund Services Agreement effective as of May 1, 2021.

ADVISORS PREFERRED TRUST By: /s/ Catherine Ayers-Rigsby President	GEMINI FUND SERVICES, LLC By: /s/ Kevin Wolf Executive Vice President

The undersigned investment adviser (the “Adviser”) hereby acknowledges and agrees to the terms of the Agreement. The Adviser also agrees, as does Gemini Fund Services, LLC (“GFS”), to the following non- solicitation provision, for purposes of which the Adviser and GFS shall each be referred to as the “Company” and collectively as the “Companies”:

(1)   the Companies expend substantial time and money, on an ongoing basis, to recruit and train their respective employees; (2) both Companies operate in a highly competitive marketplace and market their services throughout the United States, and (3) if either Company were to hire any employee of the other Company, the Company whose employee was so hired may suffer lost sales and other opportunities and would incur substantial expense in hiring and training replacement(s) for that employee. Accordingly, each Company agrees that it, including its respective affiliates and subsidiaries, shall not solicit, attempt to induce or otherwise hire an employee of the other Company for so long as this Agreement is in effect and for a period of two (2) years after termination of this Agreement, unless expressly agreed upon in writing by both Companies. In the event that this provision is breached by either Company, the breaching Company hereby agrees to pay damages to the non-breaching Company in the amount of two times the current annual salary of such employee or former employee. For purposes of this provision, “hire” means to employ as an employee or to engage as an independent contractor, whether on a full-time, part-time or temporary basis.

Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850 By: /s/ Catherine Ayers-Rigsby President	Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 By: /s/ Kevin Wolf Executive Vice President

Appendix IV-2 | Page 2

SHAREHOLDER DESKTOP WEB PACKAGE

Proprietary Secure Web-Based Direct Interface With Transfer Agent Data

Supports Five Levels of Access

Fund Administrator

Broker/Dealer

Broker/Dealer Branch

Registered Representative

Shareholder

Customizable Look And Feel (Logo And Color Scheme)

Account Inquiry

Portfolio Summary

Account Position

Transaction History

General Account Information

Online Transactions (Must have this reflected in the prospectus to offer this functionality)

Exchanges

Purchases

Redemptions

Prospectus and SAI Access

Account Maintenance

Change of Shareholder Information

o	Address
o	Phone Number
o	Email Address

Online Statement Access

Quarterly Statements and Confirms

Electronic Delivery (Should have this reflected in the prospectus and application to offer this functionality)

o	Statements
o	Confirms
o	Regulatory Mailings
Appendix IV-2 | Page 3

SHAREHOLDER DESKTOP ONLINE NEW ACCOUNTS

Allows clients the ability to set up a new account online if they provide valid ACH information and agree to all disclaimers and agreements on site.

E-Signature capability

FUND DATA WEB PACKAGE

Performance Web Page

•	Comprehensive performance report hosted by GFS
o	Fund performance updated nightly
o	Up to 20 indexes available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel
o	Growth of $10,000 graph available

Holdings web page

•	Fund holding updated periodically to meet fund disclosure rules hosted by GFS
o	Fund holding updated periodically to meet fund disclosure rules
o	Top ten report available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Historical NAV web page

•	Provides historical NAV information for a specified period of time and for a specified fund
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Fulfillment web page

•	Provides an online request form for shareholders who wish to request a hard copy of the fulfillment material mailed to them
o	Request is automatically routed online to the Shareholder Services Team at GFS for processing
o	Reporting of Fulfillment requests made online or via phone available via GFS Reporting Services Tool.

GFS reporting utilizes the next generation secure web-based report delivery vehicle which allows for direct request or subscription based delivery reports available in multiple formats (PDF, Excel, XML, CSV)

Appendix IV-2 | Page 4

APPENDIX IV-4

LIST OF FUNDS

SERVICES & FEES

This Appendix IV-4 is part of the Fund Services Agreement (the “Agreement”), dated January 1, 2018, as amended, between Advisors Preferred Trust (the “Trust”) and Gemini Fund Services, LLC (“GFS”). Set forth below are the Services elected by the Fund(s) identified on this Appendix IV-4 along with the associated Fees. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

COVERED FUNDS

The Funds to be covered under this Agreement include:

Fund Name	Board Approval Date
Spectrum Low Volatility Fund	October 29, 2013
Spectrum Advisors Preferred Fund	February 17, 2015
Hundredfold Select Alternative Fund	March 28, 2019
Spectrum Unconstrained Fund	February 23, 2021

The Funds listed above are hereafter collectively referred to as a “Fund Family.”

SELECTED SERVICES and FEES

FEE SCHEDULE OMITTED

Signature Page Follows

Appendix IV-4 | Page 1

IN WITNESS WHEREOF, the parties hereto have executed this Appendix IV-4 to the Fund Services Agreement effective as of May 1, 2021.

ADVISORS PREFERRED TRUST GEMINI FUND SERVICES, LLC

ADVISORS PREFERRED TRUST By: /s/ Catherine Ayers-Rigsby President	GEMINI FUND SERVICES, LLC By: /s/ Kevin Wolf Executive Vice President

The undersigned investment adviser (the “Adviser”) hereby acknowledges and agrees to the terms of the Agreement. The Adviser also agrees, as does Gemini Fund Services, LLC (“GFS”), to the following non-solicitation provision, for purposes of which the Adviser and GFS shall each be referred to as the “Company” and collectively as the “Companies”:

(1)   the Companies expend substantial time and money, on an ongoing basis, to recruit and train their respective employees; (2) both Companies operate in a highly competitive marketplace and market their services throughout the United States, and (3) if either Company were to hire any employee of the other Company, the Company whose employee was so hired may suffer lost sales and other opportunities and would incur substantial expense in hiring and training replacement(s) for that employee. Accordingly, each Company agrees that it, including its respective affiliates and subsidiaries, shall not solicit, attempt to induce or otherwise hire an employee of the other Company for so long as this Agreement is in effect and for a period of two (2) years after termination of this Agreement, unless expressly agreed upon in writing by both Companies. In the event that this provision is breached by either Company, the breaching Company hereby agrees to pay damages to the non-breaching Company in the amount of two times the current annual salary of such employee or former employee. For purposes of this provision, “hire” means to employ as an employee or to engage as an independent contractor, whether on a full-time, part-time or temporary basis.

Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850 By:/s/ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer	Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 By: /s/ Name: Kevin Wolf Title: Executive Vice President

Appendix IV-4 | Page 2

SHAREHOLDER DESKTOP WEB PACKAGE

Proprietary Secure Web-Based Direct Interface With Transfer Agent Data

Supports Five Levels of Access

Fund Administrator

Broker/Dealer

Broker/Dealer Branch

Registered Representative

Shareholder

Customizable Look And Feel (Logo And Color Scheme)

Account Inquiry

Portfolio Summary

Account Position

Transaction History

General Account Information

Online Transactions (Must have this reflected in the prospectus to offer this functionality)

Exchanges

Purchases

Redemptions

Prospectus and SAI Access

Account Maintenance

Change of Shareholder Information

o	Address
o	Phone Number
o	Email Address

Online Statement Access

Quarterly Statements and Confirms

Electronic Delivery (Should have this reflected in the prospectus and application to offer this functionality)

o	Statements
o	Confirms
o	Regulatory Mailings
Appendix IV-4 | Page 3

SHAREHOLDER DESKTOP ONLINE NEW ACCOUNTS

Allows clients the ability to set up a new account online if they provide valid ACH information and agree to all disclaimers and agreements on site.

E-Signature capability

FUND DATA WEB PACKAGE

Performance Web Page

•	Comprehensive performance report hosted by GFS
o	Fund performance updated nightly
o	Up to 20 indexes available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel
o	Growth of $10,000 graph available

Holdings web page

•	Fund holding updated periodically to meet fund disclosure rules hosted by GFS
o	Fund holding updated periodically to meet fund disclosure rules
o	Top ten report available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Historical NAV web page

•	Provides historical NAV information for a specified period of time and for a specified fund
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Fulfillment web page

•	Provides an online request form for shareholders who wish to request a hard copy of the fulfillment material mailed to them
o	Request is automatically routed online to the Shareholder Services Team at GFS for processing
o	Reporting of Fulfillment requests made online or via phone available via GFS Reporting Services Tool.

GFS reporting utilizes the next generation secure web-based report delivery vehicle which allows for direct request or subscription based delivery reports available in multiple formats (PDF, Excel, XML, CSV)

Appendix IV-4 | Page 4

APPENDIX IV-5

LIST OF FUNDS

SERVICES & FEES

This Appendix IV-5 is part of the Fund Services Agreement (the “Agreement”), dated January 1, 2018, as amended, between Advisors Preferred Trust (the “Trust”) and Gemini Fund Services, LLC (“GFS”). Set forth below are the Services elected by the Fund(s) identified on this Appendix IV-5 along with the associated Fees. Capitalized terms used herein that are not otherwise defined shall have the same meanings ascribed to them in the Agreement.

COVERED FUNDS

The Fund(s) to be covered under this Agreement include:

Fund(s)
Kensington Managed Income Fund
Kensington Dynamic Growth Fund

The Fund(s) listed above shall collectively be referred to as a “Fund Family.”

SELECTED SERVICES and FEES

FEE SCHEDULE OMITTED

Signature Page Follows

Appendix IV-5 | Page 1

IN WITNESS WHEREOF, the parties hereto have executed this Appendix IV-5 to the Fund Services Agreement effective as of May 1, 2021.

ADVISORS PREFERRED TRUST By: /s/ Catherine Ayers-Rigsby President	GEMINI FUND SERVICES, LLC By: /s/ Kevin Wolf Executive Vice President

The undersigned investment adviser (the “Adviser”) hereby acknowledges and agrees to the terms of the Agreement. The Adviser also agrees, as does Gemini Fund Services, LLC (“GFS”), to the following non- solicitation provision, for purposes of which the Adviser and GFS shall each be referred to as the “Company” and collectively as the “Companies”:

(1) the Companies expend substantial time and money, on an ongoing basis, to recruit and train their respective employees; (2) both Companies operate in a highly competitive marketplace and market their services throughout the United States, and (3) if either Company were to hire any employee of the other Company, the Company whose employee was so hired may suffer lost sales and other opportunities and would incur substantial time and money in hiring and training replacement(s) for that employee. Accordingly, each Company agrees that it, including its respective affiliates and subsidiaries, shall not solicit, attempt to induce or otherwise hire an employee of the other Company for so long as this Agreement is in effect and for a period of two (2) years after termination of this Agreement, unless expressly agreed upon in writing by both Companies. In the event that this provision is breached by either Company, the breaching Company hereby agrees to pay damages to the non-breaching Company in the amount of two times the current annual salary of such employee or former employee. For purposes of this provision, “hire” means to employ as an employee or to engage as an independent contractor, whether on a full-time, part-time or temporary basis.

Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850 By:/s/ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer	Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 By: /s/ Name: Kevin Wolf Title: Executive Vice President

Appendix IV-5 | Page 2

SHAREHOLDER DESKTOP WEB PACKAGE

Proprietary Secure Web-Based Direct Interface With Transfer Agent Data

Supports Five Levels of Access

Fund Administrator

Broker/Dealer

Broker/Dealer Branch

Registered Representative

Shareholder

Customizable Look And Feel (Logo And Color Scheme)

Account Inquiry

Portfolio Summary

Account Position

Transaction History

General Account Information

Online Transactions (Must have this reflected in the prospectus to offer this functionality)

Exchanges

Purchases

Redemptions

Prospectus and SAI Access

Account Maintenance

Change of Shareholder Information

o	Address
o	Phone Number
o	Email Address

Online Statement Access

Quarterly Statements and Confirms

Electronic Delivery (Should have this reflected in the prospectus and application to offer this functionality)

o	Statements

o   Confirms

o   Regulatory Mailings

SHAREHOLDER DESKTOP ONLINE NEW ACCOUNTS

Allows clients the ability to set up a new account online if they provide valid ACH information and agree to all disclaimers and agreements on site.

E-Signature capability

Appendix IV-5 | Page 3

FUND DATA WEB PACKAGE

Performance Web Page

•	Comprehensive performance report hosted by GFS
o	Fund performance updated nightly
o	Up to 20 indexes available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel
o	Growth of $10,000 graph available

Holdings web page

•	Fund holding updated periodically to meet fund disclosure rules hosted by GFS
o	Fund holding updated periodically to meet fund disclosure rules
o	Top ten report available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Historical NAV web page

•	Provides historical NAV information for a specified period of time and for a specified fund
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Fulfillment web page

•	Provides an online request form for shareholders who wish to request a hard copy of the fulfillment material mailed to them
o	Request is automatically routed online to the Shareholder Services Team at GFS for processing
o	Reporting of Fulfillment requests made online or via phone available via GFS Reporting Services Tool.

GFS reporting utilizes the next generation secure web-based report delivery vehicle which allows for direct request or subscription based delivery reports available in multiple formats (PDF, Excel, XML, CSV)

Appendix IV-5 | Page 4

APPENDIX IV-6

LIST OF FUNDS

SERVICES & FEES

This Appendix IV-6 is part of the Fund Services Agreement (the “Agreement”), dated January 1, 2018, as amended, between Advisors Preferred Trust (the “Trust”) and Gemini Fund Services, LLC (“GFS”). Set forth below are the Services elected by the Fund(s) identified on this Appendix IV-6 along with the associated Fees. Capitalized terms used herein that are not otherwise defined shall have the same meanings ascribed to them in the Agreement.

COVERED FUNDS

The Fund(s) to be covered under this Agreement include:

Fund(s)
BCM Decathlon Conservative Fund
BCM Decathlon Moderate Fund
BCM Decathlon Growth Fund

The Fund(s) listed above shall collectively be referred to as a “Fund Family.”

SELECTED SERVICES and FEES

FEE SCHEDULE OMITTED

Signature Page Follows

Appendix IV-6 | Page 1

IN WITNESS WHEREOF, the parties hereto have executed this Appendix IV-6 to the Fund Services Agreement effective as of May 1, 2021.

ADVISORS PREFERRED TRUST By: /s/ Catherine Ayers-Rigsby President	GEMINI FUND SERVICES, LLC By: /s/ Kevin Wolf Executive Vice President

The undersigned investment adviser (the “Adviser”) hereby acknowledges and agrees to the terms of the Agreement. The Adviser also agrees, as does Gemini Fund Services, LLC (“GFS”), to the following non- solicitation provision, for purposes of which the Adviser and GFS shall each be referred to as the “Company” and collectively as the “Companies”:

(1) the Companies expend substantial time and money, on an ongoing basis, to recruit and train their respective employees; (2) both Companies operate in a highly competitive marketplace and market their services throughout the United States, and (3) if either Company were to hire any employee of the other Company, the Company whose employee was so hired may suffer lost sales and other opportunities and would incur substantial time and money in hiring and training replacement(s) for that employee. Accordingly, each Company agrees that it, including its respective affiliates and subsidiaries, shall not solicit, attempt to induce or otherwise hire an employee of the other Company for so long as this Agreement is in effect and for a period of two (2) years after termination of this Agreement, unless expressly agreed upon in writing by both Companies. In the event that this provision is breached by either Company, the breaching Company hereby agrees to pay damages to the non-breaching Company in the amount of two times the current annual salary of such employee or former employee. For purposes of this provision, “hire” means to employ as an employee or to engage as an independent contractor, whether on a full-time, part-time or temporary basis.

Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850 By:/s/ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer	Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 By: /s/ Name: Kevin Wolf Title: Executive Vice President

Appendix IV-6 | Page 2

SHAREHOLDER DESKTOP WEB PACKAGE

Proprietary Secure Web-Based Direct Interface With Transfer Agent Data

Supports Five Levels of Access

Fund Administrator

Broker/Dealer

Broker/Dealer Branch

Registered Representative

Shareholder

Customizable Look And Feel (Logo And Color Scheme)

Account Inquiry

Portfolio Summary

Account Position

Transaction History

General Account Information

Online Transactions (Must have this reflected in the prospectus to offer this functionality)

Exchanges

Purchases

Redemptions

Prospectus and SAI Access

Account Maintenance

Change of Shareholder Information

o	Address
o	Phone Number
o	Email Address

Online Statement Access

Quarterly Statements and Confirms

Electronic Delivery (Should have this reflected in the prospectus and application to offer this functionality)

o	Statements

o   Confirms

o   Regulatory Mailings

SHAREHOLDER DESKTOP ONLINE NEW ACCOUNTS

Allows clients the ability to set up a new account online if they provide valid ACH information and agree to all disclaimers and agreements on site.

E-Signature capability

Appendix IV-6 | Page 3

FUND DATA WEB PACKAGE

Performance Web Page

•	Comprehensive performance report hosted by GFS
o	Fund performance updated nightly
o	Up to 20 indexes available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel
o	Growth of $10,000 graph available

Holdings web page

•	Fund holding updated periodically to meet fund disclosure rules hosted by GFS
o	Fund holding updated periodically to meet fund disclosure rules
o	Top ten report available
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Historical NAV web page

•	Provides historical NAV information for a specified period of time and for a specified fund
o	Data provided in simple format to be encapsulated into Fund’s own website to provide a custom look and feel

Fulfillment web page

•	Provides an online request form for shareholders who wish to request a hard copy of the fulfillment material mailed to them
o	Request is automatically routed online to the Shareholder Services Team at GFS for processing
o	Reporting of Fulfillment requests made online or via phone available via GFS Reporting Services Tool.

GFS reporting utilizes the next generation secure web-based report delivery vehicle which allows for direct request or subscription based delivery reports available in multiple formats (PDF, Excel, XML, CSV)

Appendix IV-6 | Page 4